                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2003

                            ------------------------

                               NUWAY MEDICAL, INC.
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             DELAWARE             33-43423        65-0159115
   -----------------------------  ---------       --------------
  (STATE OR OTHER JURISDICTION  (COMMISSION      (IRS EMPLOYEE
     OF INCORPORATION OR         FILE NO.)       IDENTIFICATION NO.)
         ORGANIZATION)



                            23461 SOUTH POINTE DRIVE
                                    SUITE 200
                             LAGUNA HILLS, CA 92653
                     --------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (949) 454-9011
                             -----------------------
                            (ISSUER TELEPHONE NUMBER)

         ===============================================================


ITEM 4. Changes in Registrant's Certifying Accountant

     Shubitz Rosenbloom & Co., P.A. was previously the principal accountants for NuWay Medical, Inc. (formerly known as NuWay Energy, Inc.), (the "Company" or the "Registrant"). On March 31, 2002, the Company dismissed Shubitz Rosenbloom & Co., P.A. as principal accountants and Haskell & White LLP was engaged as principal accountants to audit the accounts of the Company for the year ending December 31, 2002. The decision to change accountants was approved by the Registrant's Board of Directors.

     During the fiscal years ended December 31, 2001 and 2000 and through the date of this report, there were no disagreements with Shubitz Rosenbloom & Co., P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure which disagreement, if not resolved to the satisfaction of Shubitz Rosenbloom & Co., P.A., would have caused them to make reference to the matter of such disagreement in connection with this report. The accountant's report for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal years and through the date of this report, the Registrant has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     On April 4, 2003, the Registrant provided Shubitz Rosenbloom & Co., P.A. with a copy of the disclosures it is making in response to item 304(a) of the Securities Act. The Registrant has requested that Shubitz Rosenbloom & Co., P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of that letter is filed as Exhibit
16.1 to this report.

ITEM  7.  Financial  Statements  and  Exhibits

     (a) Financial Statements of Businesses Acquired. Not Applicable.

     (b) Pro Forma Financial Information. Not Applicable.

     (c) Exhibits.

     16.01  Letter  from Shubitz Rosenbloom & Co., P.A. dated December 30, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April 4, 2003                    NUWAY MEDICAL, INC.


                                           By:  /s/  Dennis Calvert
                                           --------------------------
                                           Dennis Calvert, President